UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2018

Marchex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Pike Street Suite 2000, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 26, 2018, Marchex, Inc. (“Marchex”) filed a Current Report on Form 8-K (the “November 8-K”) with the Securities and Exchange Commission (the “SEC”) to report its acquisition of SITA Laboratories, Inc. (d/b/a CallCap), a Kansas corporation (“CallCap”), pursuant to a Share Purchase Agreement dated November 20, 2018, by and among Marchex and CallCap.

At that time, Marchex stated in the November 8-K that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the November 8-K was required to be filed with the SEC. Marchex hereby amends the November 8-K in order to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of CallCap as of December 31, 2016 and 2017 and for the years then ended are attached hereto as Exhibit 99.2. The unaudited condensed financial statements of CallCap as of September 30, 2018 and for the nine months ended September 30, 2017 and 2018 are attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of CallCap and of Marchex as of September 30, 2018 and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 are attached hereto as Exhibit 99.4.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton, LLP.
99.2	The audited financial statements of CallCap as of December 31, 2016 and 2017 and for the years then ended.
99.3	The unaudited condensed financial statements of CallCap as of September 30, 2018 and for the nine months ended September 30, 2017 and 2018.
99.4

The unaudited pro forma condensed combined financial statements of CallCap and of Marchex as of September 30, 2018 and for the nine months ended September 30, 2018 and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: February 5, 2019	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)